                                                                   EXHIBIT 10.19

                                    AGREEMENT


         THIS AGREEMENT is made and entered into as of the 4th day of June, 2001, by and between BellSouth Corporation, a Georgia corporation ("Company"), and Mark L. Feidler ("Executive"):

         REASONS FOR THIS AGREEMENT. Executive previously served as Company's President-Wireless Services having overall responsibility for Company's domestic mobile wireless voice and data businesses. Effective as of October 2, 2000, SBC Communications Inc. ("SBC") and Company combined their respective domestic mobile wireless voice and data services businesses into the newly formed entities Cingular Wireless LLC and Cingular Wireless Management Corp. (collectively referred to herein as "Cingular"). Executive is now serving as Chief Operating Officer of Cingular.

         As of June 9, 2000, Company and Executive entered into an agreement (the "Prior Agreement") designed to provide to Executive certain retention incentive payments and severance protection in the event his employment should be terminated under certain circumstances during certain periods of time. Company and Executive now desire to replace the Prior Agreement with this Agreement.

         In return for this Agreement, Executive agrees to refrain from competing with Company, Cingular and their Affiliates, to refrain from hiring or soliciting employees of Company, Cingular and their Affiliates following termination of employment, and to maintain confidentiality of Confidential Information, in each case on the terms and conditions specified in this Agreement. Executive acknowledges that Company, Cingular and their Affiliates have disclosed or made available Confidential Information to Executive which could be used to Company's, Cingular's or such Affiliates' detriment. In addition, in connection with his employment, Executive has developed relationships and contacts with employees valuable to Company, Cingular and their Affiliates. Executive further acknowledges that the covenant not to compete and other restrictive covenants in this Agreement are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship, and that the provisions are reasonably necessary and commensurate with the need to protect Company, Cingular and their Affiliates and their business interests and property from irreparable harm.

         AGREEMENT. In consideration of the covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and Company agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meaning specified below:

         (A) "AFFILIATE" - Company, Cingular and any other entity in respect of which Company or Cingular, as the case may be, owns directly or indirectly (x) with respect to a corporation, stock that represents at least ten percent (10%) of the total combined voting power of all classes of stock in the corporation in connection with the election of directors of such corporation, or
(y)


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in the case of a joint venture, partnership, limited liability company or similar entity, an interest of at least ten percent (10%) in the capital or profits of such entity.

         (B) "BASE SALARY" - the gross annual base salary payable to Executive including the amount of any before-tax contributions made by Executive from such salary to the BellSouth Retirement Savings Plan, any other qualified cash or deferred arrangement sponsored by Company, Cingular or any Affiliate, or a successor to any such plan, as the case may be, and the amount of any other deferrals of such salary under any nonqualified deferred compensation plans maintained by Company, Cingular or any Affiliate.

         (C) "CAUSE" - (i) Executive willfully engaging in conduct that is demonstrably and materially injurious to Cingular, Company, their Affiliates or their businesses; or (ii) Executive's conviction of a crime classified as a felony.

         (D) "CHANGE IN CONTROL" - either (i) the occurrence of a "Change in Control" of Company as such term is used in the CIC Agreement, (ii) Company no longer having representation on Cingular's Strategic Review Committee or Board of Directors at least equal to SBC's representation thereon, or (iii) Company no longer having any representation on Cingular's Strategic Review Committee or Board of Directors.

         (E) "CIC AGREEMENT" - the Executive Severance Agreement entered into by and between Executive and Company on May 19, 1999, providing certain benefits in the event of a change in corporate control of Company, as amended from time to time.

         (F) "CONFIDENTIAL INFORMATION" - information, whether generated internally or externally, relating to Company's or Cingular's business or to their Affiliates' businesses which derives economic value, actual or potential, from not being generally known to other Persons and is the subject of efforts that are reasonable under the circumstances to maintain its secrecy or confidentiality, including, but not limited to, economic studies and analyses, technical or nontechnical data, programs, patterns, compilations, devices, methods, models (including cost and/or pricing models and operating models), techniques, drawings, processes, employee compensation data, financial data (including marketing information and strategies and personnel data), lists of actual or potential customers or suppliers, and information relating to regulatory and business policies, plans, and strategies. For purposes of this Agreement, Confidential Information does not include information which is not a trade secret three (3) years after termination of Executive's employment.

         (G) "ELIGIBLE OPTION" - a Company stock option that (A) has been granted to Executive prior to the date of the Prior Agreement and (B) is exercised by Executive during the Termination Exercise Period; or, in the event of a Change in Control, that is exercised by Executive within ninety (90) days after the date of the occurrence of the Change in Control; or, in the event of death or disability as described in Section 6 of this Agreement, that is exercised by Executive or an authorized representative of Executive or his estate, within ninety (90) days after the date Executive's employment terminates by reason of such death or disability.

         (H) "ELIGIBLE OPTION SHARE" - a share of Company common stock that is delivered to, or at the direction of, Executive or an authorized representative of Executive or his estate by reason of the exercise of an Eligible Option (or with respect to an exercise using the "cashless" method, a share which would have been so delivered upon such exercise had the cashless method not been used).

         (I) "FAIR MARKET VALUE" - with respect to a share of Company common stock, the closing price (regular way) of the Company common stock on the New York Stock Exchange during regular trading hours.

         (J) "GOOD REASON" - shall mean the occurrence, without Executive's express written consent, of any of the following circumstances: (i) material diminution in the status or responsibilities of Executive's position from those which existed immediately prior to such diminution; (ii) a reduction in Executive's Base Salary as in effect immediately prior to such reduction or the failure to pay a bonus award to which Executive is otherwise entitled under any of the short term or long term incentive plans in which Executive participates (or any successor incentive compensation plans) at the time such awards are usually paid; (iii) Executive becoming entitled to types or amounts of other compensation and benefits which are materially less (or materially less valuable) than the types or amounts of such compensation and benefits provided to other similarly situated officers; (iv) a change in the principal place of Executive's employment requiring relocation outside the Atlanta, Georgia, metropolitan area; or (v) a Change in Control.

         (K) "PERSON" - any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization, governmental or other legal or business entity.

         (L) "SERVICES" - the services which Executive provides to Cingular, Company and their Affiliates and which Executive shall be prohibited from providing in competition with Cingular, Company or their Affiliates in accordance with the terms of this Agreement, as follows: management or similar services, including without limitation services involving or related to business planning, operations, strategic planning and corporate development, and regulatory and legislative affairs, in the wireless telecommunications services business, including all forms of wireless (e.g., cellular, personal communications service and mobile data) communications services, systems and products, long distance services, all forms of electronic commerce or communications including internet and other web-based applications, data transmission and networking, and paging services, systems and products to the extent provided by Cingular, Company or their Affiliates engaged in the wireless telecommunications business on the date of this Agreement. Notwithstanding the foregoing, "Services" shall not include, and nothing in this Agreement shall be construed to prevent, Executive's serving as an investment banker or private equity investor (commonly known as a venture capital or leveraged buy-out professional).

         (M) "TERMINATION DATE" - means the date on which Executive's employment with Cingular, Company or any Affiliate terminates for any or no reason.

         (N) "TERMINATION EXERCISE PERIOD" - means the period beginning thirty (30) days prior to the Termination Date and ending thirty (30) days after the Termination Date.

         (O) "TERRITORY" - the territory in which Company, Cingular and their Affiliates provide or provided Services, and in which Executive shall be prohibited from competing with Cingular, Company or their Affiliates in accordance with the terms of this Agreement, consisting of those markets in which they are engaged in wireless communications services businesses listed on Exhibit "A" attached hereto and incorporated herein by this reference.

         (P) "VESTED OPTION" - a Company stock option that has been granted to Executive prior to the date of the Prior Agreement that is vested but unexercised as of the Termination Date.

         2. PRIOR AGREEMENT. Executive and Company agree and acknowledge that, upon execution of this Agreement, this Agreement replaces and supercedes in all respects the Prior Agreement.

         3. SPECIAL BONUS PAYMENT. If Executive remains employed by Cingular, Company and/or an Affiliate through December 31, 2001, and otherwise satisfies all requirements of this Agreement, Company shall pay to Executive a bonus payment to be no less than three hundred seventy-five thousand and no/100 ($375,000.00) dollars and not to exceed one million one hundred twenty-five thousand and no/100 ($1,125,000.00) dollars, less withholdings, to be paid in a single lump sum as soon as administratively practicable after December 31, 2001 (or earlier applicable date). The exact amount of such bonus payment shall depend upon Executive's satisfaction of the performance criteria agreed to separately by the parties to this Agreement (the "Performance Criteria").

         In the event Executive's employment is terminated prior to December 31, 2001, under circumstances described in Section 4(a) of this Agreement, the special bonus payment scheduled for payment on such date shall be calculated on the basis of the minimum amount of such bonus plus the extent to which the Performance Criteria have been satisfied through the Termination Date, and Company shall pay to Executive a pro rata portion of the amount so determined. The pro rata portion of such amount to be paid to Executive shall be equal to the fraction, whose numerator is the number of days elapsed between October 2, 2000, and the Termination Date, and whose denominator is 456.

         4.       TERMINATION OF EXECUTIVE'S EMPLOYMENT UNDER CERTAIN
CIRCUMSTANCES.

         (A) INVOLUNTARY TERMINATION. In the event Executive's employment is terminated under circumstances described below in this Section 4(a), Company shall pay to Executive a termination allowance in an amount equal to:

                  (i) the sum of the amounts determined by multiplying (A) the excess, if any, of sixty and no/100 ($60) dollars over the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option, by (B) the number of Eligible Option Shares; plus

                  (ii)     the amount, if any, by which

                           (A) the sum of (x) the amount determined by multiplying (A) the excess of sixty and no/100 ($60) dollars over the exercise price of each grant of Eligible Options by
                  (B) the number of Eligible Options granted to Executive in each such grant, plus (y) interest credited on such amount from January 1, 2002 through the date Executive's employment terminated under circumstances described in this Section 4(a), compounded quarterly, at a rate equal to the rate paid on ten
                  (10) year United States Treasury obligations as of the last day of each calendar quarter (for the preceding quarter);

                           exceeds

                           (B) the sum of (x) the amount payable pursuant to clause (i) of this Section 4(a), plus (y) the sum of the amounts determined by multiplying the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option by the number of such Eligible Option Shares; plus

                  (iii) the standard or target award applicable to Executive under his employer's short term bonus plan for the year in which Executive's termination of employment occurs, multiplied by the greater of (A) 100% or (B) the percentage which would be payable under the bonus plan based on actual performance results as of the most recently completed calendar quarter, in either case pro rated to the Termination Date. The amount described in this item
(iii) shall offset (dollar for dollar) any obligation of Cingular, Company or any Affiliate may have under the short term bonus plan to Executive, but Executive shall in no event be required to repay any such amount should, for example, the amount(s) so paid exceed the amount to which Executive would otherwise have become entitled under the bonus plan.

         Executive's employment shall be deemed to have been terminated under circumstances described in this Section 4(a) only if: (A) Executive's employment is terminated on or prior to December 31, 2003, (x) by Cingular, Company or an Affiliate other than for Cause, or (y) by Executive for Good Reason; and (B) Executive executes a release satisfying the terms of Section 7 of this Agreement. For purposes of this Section 4(a), Executive's employment shall not be deemed to have terminated by reason of the fact that Executive has become employed by an Affiliate; provided that, the employment of Executive by an Affiliate may, depending on the facts and circumstances of such employment, nevertheless qualify as Good Reason under this Agreement.

         (B) VOLUNTARY TERMINATION. In the event Executive's employment is terminated under circumstances described below in this Section 4(b), Company shall pay to Executive a termination allowance in an amount equal to:

                  (i) the sum of the amounts determined by multiplying (A) the excess, if any, of sixty and no/100 ($60) dollars over the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option, by (B) the number of Eligible Option Shares; plus

                  (ii)     the amount, if any, by which

                           (A) the sum of (x) the amount determined by multiplying (A) the excess of sixty and no/100 ($60) dollars over the exercise price of each grant of Eligible Options by
                  (B) the number of Eligible Options granted to Executive in each such grant, plus (y) interest credited on such amount from January 1, 2002 through December 31, 2003, compounded quarterly, at a rate equal to the rate paid on ten (10) year United States Treasury obligations as of the last day of each calendar quarter (for the preceding quarter);

                           exceeds

                           (B) the sum of (x) the amount payable pursuant to clause (i) of this Section 4(b), plus (y) the sum of the amounts determined by multiplying the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option by the number of such Eligible Option Shares; plus

                  (iii) the standard award applicable to Executive under his employer's short term bonus plan for the year in which Executive's termination of employment occurs, multiplied by the greater of (A) 100% or (B) the percentage which would be payable under the bonus plan based on actual performance results as of the most recently completed calendar quarter, in either case pro rated to the Termination Date. The amount described in this item
(iii) shall offset (dollar for dollar) any obligation of Cingular, Company or any Affiliate may have under the short term bonus plan to Executive, but Executive shall in no event be required to repay any such amount should, for example, the amount so paid exceed the amount to which Executive would otherwise have become entitled under the bonus plan.

         Executive's employment shall be deemed to have been terminated under circumstances described in this Section 4(b) only if (A) Executive's employment is not terminated under circumstances described in Section 4(a), (B) Executive's employment is not terminated prior to the date described in item (C) next following, (C) Executive notifies Company in writing of his intent to terminate employment under the terms of this Section 4(b) during the period commencing on November 1, 2003 and ending on November 30, 2003, and actually terminates employment on December 31, 2003, and (D) Executive executes a release satisfying the terms of Section 7 of this Agreement. For purposes of this Section 4(b), Executive's employment shall not be deemed to have terminated by reason of the fact that Executive has become employed by an Affiliate; provided that the employment of Executive by an Affiliate may, depending on the facts and circumstances, nevertheless qualify as Good Reason under this Agreement.

         (C) ADDITIONAL TERMINATION ALLOWANCE. If, in circumstances described in either Section 4(a) or 4(b) above, Executive shall have first notified Company of his interest in returning to Company, and Company shall have failed to offer to Executive employment with Company in a comparable position, then, in addition to the amount payable to Executive pursuant to Section 4(a) or 4(b) above, as the case may be, Company shall pay to Executive as part of his termination allowance the sum of two million and no/100 ($2,000,000.00) dollars.

         Notwithstanding the foregoing, Company shall have no obligation under this Section 4(c) unless Executive provides the notification to Company of his interest in returning to Company (A) in circumstances described in Section 4(a), by the Termination Date (or within thirty (30) days following notification to Executive of the proposed termination or event(s) giving rise to the termination, if later); or (ii) in circumstances described in Section 4(b), by December 1, 2003. Company shall have a period of no less than sixty (60) days following such notification to offer to Executive a comparable position.

         For purposes of this Section 4(c), a "comparable" position shall mean a position (i) providing Base Salary and a standard or target short term bonus no less than those provided to Executive immediately prior to his return Company (and disregarding any previous diminution in such amounts which did or would have constituted Good Reason under this Agreement); (ii) reporting to Company's Chief Executive Officer; (iii) providing types and amounts of other compensation and benefits comparable to those provided to other similarly situated Company officers; and (iv) not requiring relocation outside the Atlanta, Georgia, metropolitan area.

         (D)      PAYMENTS. The payment(s) described in Sections (a), (b) and
(c) of this Section 4 shall be reduced by all applicable withholdings. The amounts described in Section (a) and (b) of this Section 4, if any, shall be made in a single lump sum payment as soon as administratively practicable following Executive's termination of employment under circumstances entitling him to such payment. The amount described in Section (c) of this Section 4, if any, shall be made in a single lump sum payment as soon as administratively practicable after Executive's entitlement to such payment has been established.

         (E) VESTING OF EXECUTIVE BENEFITS. Upon a Change in Control, or in the event Executive's employment is terminated under circumstances described in
Section 4(a) or 4(b), all benefits of Executive under the BellSouth Corporation Nonqualified Deferred Compensation Plan, the BellSouth Nonqualified Deferred Income Plan, the BellSouth Corporation Supplemental Executive Retirement Plan, the BellSouth Split-Dollar Life Insurance Plan, and the BellSouth Supplemental Life Insurance Plan shall be determined as if Executive, upon his termination of employment, had been eligible for a service pension under the terms and conditions of the BellSouth Personal Retirement Account Pension Plan.

         (F) EXERCISABILITY OF CERTAIN STOCK OPTIONS. If Executive's employment with Company terminates under the circumstances specified in Sections 4(a), 4(b) or 19, Executive's Termination Date shall be no earlier than the earliest date, after Executive has been given notice that his employment is being terminated, on which Executive has the opportunity to exercise Vested Options, but in no event less than fourteen (14) days after such notice has been given; provided, however, that in no event shall any such Vested Option remain exercisable after the date on which it would have expired if Executive had remained employed by Company.

         (G) TRANSFERRED STOCK OPTIONS. For purposes of this Agreement, to the extent Executive has transferred stock options pursuant to the terms of the plan(s) and agreement(s) under which such options were granted, the transferee(s) of such stock options shall be substituted for Executive under this Agreement with respect to any exercise or continued holding of such transferred options by the transferee thereof and corresponding amounts of cash payments and replacement options attributable to the stock options transferred to such transferee(s).

         5. CHANGE IN CONTROL. In the event of a Change in Control, Company shall pay to Executive an amount equal to

                  (i) the sum of the amount determined by multiplying (A) the excess, if any, of sixty and no/100 ($60) dollars over the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option, by (B) the number of Eligible Option Shares; plus

                  (ii)     the amount, if any, by which

                           (A) the sum of (x) the amount determined by multiplying (A) the excess of sixty and no/100 ($60) dollars over the exercise price of each grant of Eligible Options by (B) the number of Eligible Options granted to Executive in each such grant, plus (y) interest credited on such amount from January 1, 2002 through the date of the occurrence of the Change in Control, compounded quarterly, at a rate equal to the rate paid on ten (10) year United States Treasury obligations as of the last day of each calendar quarter (for the preceding quarter);

                           exceeds

                           (B) the sum of (x) the amount payable pursuant to clause (i) of this Section 5, plus (y) the sum of the amounts determined by multiplying the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option by the number of such Eligible Option Shares.

         6. DEATH OR DISABILITY OF EXECUTIVE. If Executive should die or become disabled at any time prior to December 31, 2003, while employed by Cingular, Company or an Affiliate, Company shall pay to Executive or Executive's estate, as the case may be, an amount equal to

                  (i) the sum of the amounts determined by multiplying (A) the excess of sixty and no/100 ($60) dollars over the Fair Market Value of each Eligible Option Share on the date Executive (or an authorized representative of Executive or his estate) exercised the related Eligible Option, by (B) the number of Eligible Option Shares; plus

                  (ii)     the amount, if any, by which

                           (A) the sum of (x) the amount determined by multiplying (A) the excess of sixty and no/100 ($60) dollars over the exercise price of each grant of Eligible Options by (B) the number of Eligible Options granted to Executive in each such grant, plus (y) interest credited on such amount from January 1, 2002 through the date of Executive's death or disability, compounded quarterly, at a rate equal to the rate paid on ten (10) year United States Treasury obligations as of the last day of each calendar quarter (for the preceding quarter);

                           exceeds

                           (B) the sum of (x) the amount payable pursuant to clause (i) of this Section 6, plus (y) the sum of the amounts determined by multiplying the Fair Market Value of each Eligible Option Share on the date Executive exercised the related Eligible Option by the number of such Eligible Option Shares.

         The payment described in this Section 6 shall be reduced by all applicable withholdings and shall be made in a single lump sum payment as soon as administratively practicable following the expiration of the ninety (90) day period following the date Executive's employment terminates by reason of death or disability.

         For purposes of this Agreement, the terms "disability" and "disabled" shall refer to a condition or circumstances under which Executive is eligible for disability benefits under the BellSouth Corporation Long Term Disability Plan or disability benefits under an alternative plan maintained by Executive's employer which BellSouth determines to be comparable to such disability benefits.

         7. DISCHARGE AND WAIVER. Company's obligations under this Agreement in the event Executive's employment is terminated under circumstances described in Section 4(a), and Executive's entitlement to such benefits, are expressly conditioned upon execution by Executive, upon termination of his employment, of a release agreement substantially in the form of the release agreement attached to this Agreement as Exhibit "B," which is incorporated herein by this reference.

         8. CONFIDENTIAL INFORMATION. Executive agrees to protect Confidential Information. Executive will not use, except in connection with work for Cingular, Company or Affiliates, threaten to use, disclose or threaten to disclose, give or threaten to give to others any Confidential Information.

         9.       EMPLOYMENT WITH COMPETITORS. During the period of eighteen
(18) months after the Executive's employment is terminated for any reason, Executive agrees not to provide Services to the extent described in Section 1(m) within the Territory to any Person which provides products or services identical to or similar to Cingular's, Company's or Affiliates' products and services, whether as an employee, consultant, independent contractor, or otherwise. Executive agrees that because of the widespread nature of the business, breach of this Agreement by accepting competitive employment anywhere in this broad Territory would irreparably injure Cingular, Company or their Affiliates and that, therefore, a more limited geographic restriction is neither feasible nor appropriate.

         10. HIRING OR SOLICITATION OF COMPANY EMPLOYEES. During Executive's employment and for a period of eighteen (18) months thereafter, Executive will not hire or induce or attempt to induce or solicit to leave employment with Cingular, Company or an

Affiliate, for himself or on behalf of any other Person, anyone who is or was, during Executive's employment with Company, Cingular or an Affiliate, an employee of Company, Cingular or an Affiliate. However, Executive may offer employment on behalf of himself or on behalf of any company or entity to any such employee whose employment has been terminated without any inducement or attempted inducement or solicitation by Executive.

         11. INTERPRETATION; SEVERABILITY OF INVALID PROVISIONS. Executive acknowledges and agrees that the limitations described in this Agreement, including specifically the limitations upon his activities, are reasonable in scope, are necessary for the protection of Company's business and interests, and form an essential part of the consideration for which this Agreement has been entered into. It is the intention of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under applicable laws and public policies. Nonetheless, the rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect. The provisions of this Agreement do not in any way limit or abridge Company's, Cingular's or any Affiliate's rights under the laws of unfair competition, trade secret, copyright, patent, trademark or any other applicable law(s), all of which are in addition to and cumulative of Company's, Cingular's and such Affiliate's rights under this Agreement. Executive agrees that the existence of any claim by Executive against Company, Cingular or an Affiliate, whether predicated on this Agreement or otherwise, shall not constitute a defense to enforcement by Company, Cingular or an Affiliate of any or all of such provisions or covenants.

         12. EMPLOYMENT RIGHTS. This Agreement does not constitute, and should not be construed as, an employment contract. Employee acknowledges that he is and shall remain an employee at will who may be terminated by Company, Cingular or an Affiliate by whom he may be employed or to whom he may be assigned from time to time, for any reason and at any time. Similarly, Employee may resign for any reason at any time, subject to forfeiting benefits described in this Agreement. Employee understands that he, like any other employee, has been and will be subject to his employer's performance standards and disciplinary rules.

         13. RELIEF. The parties acknowledge that a breach or threatened breach by Executive of any of the terms of this Agreement would result in material and irreparable damage and injury to Company, Cingular, or an Affiliate and that it would be difficult or impossible to establish the full monetary value of such damage. Therefore, Company, Cingular or an Affiliate shall be entitled to injunctive relief by a court of appropriate jurisdiction in the event of Executive's breach or threatened breach of any of the terms contained in this Agreement.

         In addition, upon any breach at any time of the restrictions contained in Section 9 of this Agreement, Company shall provide Executive with written notice of any such breach. If, within 30 days of Executive's receipt of such written notice, Executive shall not have discontinued such breach, Executive shall repay to Company (i) three hundred seventy-five thousand and no/100 ($375,000.00) dollars (representing the special bonus payment previously made to Executive pursuant to the Prior Agreement), plus (ii) an amount equal to the special bonus payment made pursuant to Section 3 of this Agreement, plus (iii) an amount equal to any termination allowance described in Section 4 of this Agreement which was paid to Executive. Upon any breach at any time of the restriction contained in Section 10 of this Agreement, Executive shall repay to Company the amounts described in clauses (i), (ii) and (iii) of the preceding sentence. The parties agree that this paragraph is not intended to and shall not operate as providing for liquidated damages in lieu of the injunctive relief provided for in the preceding paragraph.

         14. AGREEMENT BINDING. This Agreement shall be binding upon and inure to the benefit of Cingular, Company and their Affiliates, and their successors, assignees, and designees, and Executive and Executive's heirs, assignees, executors, administrators and personal representatives.

         15. ENTIRE AGREEMENT; PREVIOUS AGREEMENT. Except as otherwise specifically provided herein, this Agreement contains the entire agreement between the parties and no statements, promises or inducements made by any party hereto, or agent of either party, which are not contained in this Agreement shall be valid or binding; provided, however, that the matters dealt with herein supersede previous written agreements between the parties on the same subject matters only to the extent such previous provisions are inconsistent with this Agreement and other provisions in written agreements between the parties not inconsistent with this Agreement are not affected. This Agreement may not be enlarged, modified or altered except in writing signed by the parties.

         16. NONWAIVER. The failure of Company to insist upon strict performance of the terms of this Agreement, or to exercise any option herein, shall not be construed as a waiver or a relinquishment for the future of such term or option, but rather the same shall continue in full force and effect.

         17. NOTICES. All notices, requests, demands and other communications required or permitted by this Agreement or by any statute relating to this Agreement shall be in writing and shall be deemed to have been duly given if delivered or mailed, first-class, certified mail, postage prepaid, addressed as follows:

                  To Company:               BellSouth Corporation
                                            Office of the General Counsel
                                            Suite 2002
                                            1155 Peachtree Street, N.E.
                                            Atlanta, Georgia 30309-3610

                  To Executive:             Mark L. Feidler
                                            796 Longwood Court
                                            Atlanta, Georgia  30305

                                            (or such other residence address of
                                            Executive reflected in Company's
                                            employment records from time to
                                            time)

         18. POOLING OF INTERESTS ACCOUNTING TREATMENT. Notwithstanding anything to the contrary in this Agreement, if the application of any provision(s) of this Agreement would preclude the use of pooling of interests accounting treatment with respect to a transaction for which such treatment otherwise is available and to be adopted by the Company, Cingular or an Affiliate and the failure to be able to use pooling of interests accounting would materially and adversely affect the transaction or Company, Cingular or an Affiliate, this Agreement shall be modified as it applies to such transaction, to the minimum extent necessary to prevent such impact, including if necessary the invalidation of such provisions (or the entire Agreement, as the case may be). If the pooling of interests accounting rules require modification or invalidation of one or more provisions of this Agreement as it applies to such transaction, the adverse impact on the Executive shall, to the extent reasonably possible, be proportionate to the adverse impact on other similarly situated employees of the Company. The Board of Directors of the Company shall, in its sole and absolute discretion, make all determinations necessary under this subsection; provided, that determinations regarding the application of the pooling of interests accounting rules for these purposes shall be made by the Company, with the concurrence of the Company's independent auditors at the time such determination is to be made.

         19. NONDUPLICATION. Notwithstanding any other provisions of this Agreement, if Executive becomes entitled to benefits under this Agreement and under Article III of the CIC Agreement, (i) Executive shall be entitled to either the severance benefits described in Article III(a) of the CIC Agreement or a termination allowance under Section 4 of this Agreement, at Executive's election, but not both, and (ii) Executive shall be entitled to either the benefits described in Article III(d) of the CIC Agreement or under the provisions of Section 4(e) of this Agreement, at Executive's election, but not both. Except as otherwise specifically provided in this Section 19, both this Agreement and the CIC Agreement shall continue in full force and effect, and
Article X(e) of the CIC Agreement shall be interpreted consistently herewith.

         20. CERTAIN ADJUSTMENTS WITH RESPECT TO STOCK OPTIONS. In the event that the administrator of the Amended and Restated BellSouth Corporation Stock Plan effective April 24, 1995 as amended, or any successor plan (the "Plan"), shall determine that any dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects option shares under the Plan such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Plan participants, and makes an adjustment to option shares as contemplated in Section 10.6 of the Plan, an adjustment shall be made in any amount payable pursuant to Sections 4(a)(i) and (ii), Sections 4(b)(i), Section 5, and Section 6 of this Agreement that as closely as practicable, in Company's reasonable judgment, reflects the adjustments so made by the Plan administrator.

         21. NONDISCLOSURE. Executive shall not disclose the existence or terms of this Agreement to any third party (excluding Executive's spouse and children), except to receive advice of legal counsel, financial advisors or tax advisors (who shall also be required to maintain its confidentiality) or to comply with any statutory or common law duty; provided that these restrictions on disclosure shall not apply to the extent that the existence of this Agreement are disclosed by Company, Cingular or any Affiliate as part of its periodic public filings and disclosures or otherwise.

         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

         23. GOVERNING LAW; CONSULTATION WITH COUNSEL. This Agreement shall be construed under and governed by the laws of the State of Georgia. Executive has been advised to consult with an attorney, acknowledges having had ample opportunity to do so and fully understands the binding effect of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and Executive has executed this Agreement, as of the date written above.

EXECUTIVE:                                BELLSOUTH CORPORATION:

/s/ Mark L. Feidler
--------------------------------          By: /s/ Richard D. Sibbernsen
Mark L. Feidler                              -----------------------------------
                                          Title: Vice-President, Human Resources
                                                --------------------------------

                                   EXHIBIT "A"


BELLSOUTH

International

Argentina (CRM - Buenos Aires) - Compania de Radiocomunicaciones Moviles, S.A. Brazil (BCP - Sao Paulo; BSE - Northeast Region) - BCP S.A. & BSE S.A. (Region
10)
Chile (BellSouth Chile and BellSouth Comunicaciones - Valparaiso and
Santiago) - BellSouth Chile S.A. BellSouth Comunicaciones S.A.
Denmark (Sonofon - Nationwide) - Dansk Mobiltelefon I/S
Ecuador (Otecel -Nationwide) - Otecel S.A.
Germany (E-Plus - Nationwide) - E-Plus Mobilfunk GmbH
Guatemala - BellSouth Guatemala Limited S.C.A.
India (Skycell - Madras Region) - Skycell Communications Limited
Israel (Cellcom - Nationwide) - CellCom Israel Ltd.
Nicaragua (Telefonia Celular - Managua and the Pacific Coast)
         - Telefonia Celular de Nicaragua, S.A.
Panama (BSC - Nationwide) - BSC de Panama S.A.
Peru (Tele 2000 - Lima) - BellSouth Peru, S.A.
Uruguay (Abiatar - Coastal Corridor) - Abiatar S.A.
Venezuela (Telcel - Nationwide) - Telcel Celular C.A.


Mobile Systems

                                CELLULAR MARKETS

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
Alabama                 Anniston, AL                               Calhoun; Jefferson; St. Clair; Shelby; Walker; Colbert;
                        Birmingham, AL                             Lauderdale; Etowah; Limestone; Madison; Marshall; Baldwin;
                        Florence, AL                               Mobile; Tuscaloosa; Franklin; Marion; Winston; Morgan;
                        Gadsden, AL                                Lawrence; Jackson; Lamar; Fayette; Pickens; Sumter; Greene;
                        Huntsville, AL                             Hale; Cleburne; Talladega; Clay; Randolph; Washington;
                        Mobile, AL                                 Clarke; Monroe; Conecuh; and, Escambia.
                        Tuscaloosa, AL
                        AL 1(B1, B2 and B5) - Franklin
                        AL 2(B1) -Jackson
                        AL 3(B1) - Lamar
                        AL 5(B1) - Cleburne
                        AL 6 - Washington
----------------------------------------------------------------------------------------------------------------------------------
California              Los Angeles, CA                            Los Angeles; Orange; Riverside; and, San Bernardino
----------------------------------------------------------------------------------------------------------------------------------
Florida                 Daytona Beach, FL                          Volusia; Baker; Clay; Duval; Nassau; St. Johns; Dada;
                        Jacksonville, FL                           Broward; Brevard; Orange; Osceola; Seminole; Palm; Beach;
                        Miami, FL                                  Hendry; Glades; Okeechobee; Indiana River; Citrus; Sumter;
                        Melbourne-Titusville-Palm Bay, FL          Putnam; Flagler; and Monroe
                        Orlando, FL

STATE                    MARKETS - MSAS AND RSAS                   COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                        West Palm Beach-Boca Raton, FL.
                        FL 1(B2) - Collier
                        FL 2(B2 and B3) - Glades
                        FL 4(B2) - Citrus
                        FL 5(B1 and B3) - Putnam
                        FL 11(B1) - Monroe
----------------------------------------------------------------------------------------------------------------------------------
Georgia                 Athens, GA                                 Clarke; Jackson; Madison; Oconee; Butts; Cherokee; Clayton;
                        Atlanta, GA                                Cobb; DeKalb; Douglas; Fayette; Forsyth; Fulton; Gwinnett;
                        Macon-Warner Robins, GA                    Henry; Newton; Palding; Rockdale; Walton; Bibb; Houston;
                        GA 1 - Whitfield                           Jones; Peach; Twiggs; Whitfield; Murray; Gordon; Pickens;
                        GA 2(B1, B2 and B3) - Dawson               Gilmer; Fannin; Union; Towns; Dawson; Lumpkin; White;
                        GA 3 - Chattooga                           Habersham; Hall; Banks; Franklin; Stephens; Rabun; Barrow;
                        GA 4 (B1 and B3) - Jasper                  Chattooga; Floyd; Polk; Bartow; Jasper; Putnam; Morgan;
                        GA 5 (B1) - Haralson                       Greene; Oglethorpe; Elbert; Hart; Haralson; Carroll;
                        GA 6 (B4 and B5) - Spalding                Spalding; Lamar; Pike; Monroe; Crawford; Hancock; Baldwin;
                        GA 7- Hancock                              Wilkinson; Laurens; Washington; Johnson; Bleckley; Pulaski;
                        GA 10 - Bleckley                           Dodge; Wilcox; Telfair; Ben Hill; Turner; Irwin; Coffee; Jeff
                                                                   Davis; Wheeler; and, Montgomery
----------------------------------------------------------------------------------------------------------------------------------
Indiana                 Anderson, IN                               Madison; Monroe; Gibson; Lake; Porter; Henderson (KY); Posey;
                        Bloomington, IN                            Vanderburgh; Warrick; Boone; Hamilton; Hancock; Hendricks;
                        Gary, IN                                   Johnson; Marion; Morgan; Shelby; Howard; Tipton; Tippecanoe;
                        Evansville, IN                             Delaware; Clay; Sullivan; Vermillion; Vigo; Warren; Fountain;
                        Indianapolis, IN                           Montgomery; Parke; Putnam; Benton; Owen; Greene; Knox;
                        Kokomo, IN                                 Daviess; Martin; Pike; Dubois; Perry; Spencer; Brown;
                        Lafayette, IN                              Bartholomew; Lawrence; Jackson; Orange; Washington; Crawford;
                        Muncie, IN                                 Harrison; Decatur; Jennings; Ripley; Ohio; Switzerland;
                        Terre Haute, IN                            Jefferson; and, Scott
                        IN 5 - Warren
                        IN 7 - Owen
                        IN 8 - Brown
                        IN 9 - Decatur
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                Lexington-Fayette, KY                      Bourbon; Clark; Fayette; Jessamine; Scott; Woodford; Bullitt;
                        Louisville, KY/IN                          Jefferson; Oldham; Clark (IN); Floyd (IN); Daviess; Fulton;
                        Owensboro, KY/IN                           Hickman; Carlisle; Ballard; McCracken; Graves; Marshall;
                        KY 1 - Fulton                              Calloway; Union; Webster; Hopkins; Crittenden; Livingston;
                        KY 2 - Union                               Caldwell; Lyon; Trigg; Meade; Breckinridge; Hancock; Ohio;
                        KY 3 - Meade                               Grayson; McLean; Muhlenberg; Butler; Edmondson; Todd; Logan
                        KY 6(B2) - Madison                         Warren; Simpson; Allen; Madison; Garrard; Boyle; Casey;
                        KY 7(B1 and B3) - Trimble                  Lincoln; Trimble; Henry; Franklin; Owen; Harrison; Shelby;
                        KY 8 - Mason                               Mason; Lewis; Fleming; Bath; Montgomery; Rowan; Bracken;
                        KY 9 - Elliott                             Robertson; Nicholas; Menifee; Elliott; Lawrence; Morgan;
                        KY 10 - Powell                             Magoffin; Johnson; Martin; Floyd; Pike; Powell; Estill;
                        KY 11 - Clay                               Wolfe; Lee; Jackson; Owsley; Breathhitt; Perry; Knott;
                                                                   Letcher; Clay; Leslie; Whitley; Knox; Bell; and, Harlan
----------------------------------------------------------------------------------------------------------------------------------
Louisiana               Baton Rouge, LA                            Parishes:  Ascension; East Baron Rouge; Livingston; West
                        Lafayette, LA                              Baton Rouge; Lafayette; St. Martin; Ouachita; Jefferson;
                        Monroe, LA                                 Orleans; St. Bernard; St. Tammany; Bossier; Caddo; Webster;
                        New Orleans, LA                            Beauregard; Allen; Evangeline; Avoyelles; St. Landry; Acadia;
                        Shreveport, LA                             Vermillion; Pointe Coupee; Iberville; Iberia; St. Mary;
                        LA 5(B2) - Beauregard                      Assumption; West Feliciana; East Feliciana; St. Helena;
                        LA 6(B1 and B2) - Iberville                Tangipahoa; Washington; St. James; St. Charles; St. John the
                        LA 7 - West Feliciana                      Baptist; and Plaquemines

STATE                    MARKETS - MSAS AND RSAS                   COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                        LA 8 - St. James
                        LA 9 - Plaquemines
----------------------------------------------------------------------------------------------------------------------------------
Mississippi             Jackson, MS                                Hinds; Madison; Rankin; Tunica; Tate; Marshall; Benton;
                        MS 1(B1) - Tunica                          Tippah; Alcorn; Tishomingo; Prentiss; Union; Pontotoc; Lee;
                        MS 2 - Benton                              Itawamba; Carroll; Holmes; Yalobusha; Granada; Calhoun;
                        MS 3 (B2) - Bolivar                        Chickasaw; Clay; Monroe; Warren; Montgomery; Attala; Leake;
                        MS 4(B1 and B2) - Yalobusha                Neshoba; Kemper; Scott; Newton; Lauderdale; Claiborne;
                        MS 5 (B2) - Washington                     Copiah; Simpson; Lawrence; Jefferson Davis; Smith; Jasper;
                        MS 6 (B1) - Montgomery                     and, Clarke
                        MS 7 (B1 and B2) - Leake
                        MS 8(B2) - Claiborne
                        MS 9 (B1) - Copiah
                        MS 10 (B2) - Smith
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania            Pittsburgh, PA                             Allegheny; Beaver; Washington; and, Westmoreland
----------------------------------------------------------------------------------------------------------------------------------
South Carolina          Columbia, SC                               Lexington; Richland; and, Florence
                        Florence, SC
----------------------------------------------------------------------------------------------------------------------------------
Tennessee               Chattanooga, TN/GA                         Hamilton; Marion; Sequatchie; Catoosa (GA); Dade (GA); Walker
                        Clarksville-Hopkinsville, TN/KY            (GA); Christian (KY); Montgomery; Shelby; Tipton; Crittenden
                        Memphis, TN/AR/MS                          (AR); De Soto (MS); Cheatham; Davidson; Dickson; Robertson;
                        Nashville-Davidson, TN                     Rutherford; Sumner; Williamson; Wilson; Lauderdale; Crockett;
                        TN 1(B1 and B4) - Lake                     Gibson; Carroll; Benton; Stewart; Houston; Humphreys;
                        TN 5(B1, B2 and B3) - Fayette              Fayette; Haywood; Madison; Hardeman; Chester; Henderson;
                        TN 6 - Giles                               McNairy; Hardin; Decatur; Perry; Wayne; Hickman; Lewis;
                        TN 7(B1 and B2) - Bledsoe                  Lawrence; Giles; Marshall; Lincoln; Moore; Bedford; Franklin;
                        TN 9 - Maury                               Rhea; Meigs; Bradley; and, Maury
----------------------------------------------------------------------------------------------------------------------------------
Texas                   Bryan-College Station, TX                  Brazos; Galveston; Brazona; Fort Bend; Harris; Liberty;
                        Galveston-Texas City, TX                   Montgomery; Waller; Newton; Jasper; Tyler; Polk; San
                        Houston, TX                                Jancinto; Walker; Grimes; Madison; Houston; and, Trinity
                        TX 17 - Newton
----------------------------------------------------------------------------------------------------------------------------------

                                                        PCS MARKETS


----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - BTAS                             COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
Alabama                 Dothan-Enterprise, AL                      Coffee; Dale; Geneva; Henry; Houston; Cherokee; DeKalb;
                        Gadsden, AL                                Etowah; Autauga; Bullock; Butler; Covington; Crenshaw;
                        Montgomery, AL                             Elmore; Lowndes; Macon; Montgomery; Pike; Chambers; Lee;
                        Opelika-Auburn, AL                         Dallas; Perry; and, Wilcox
                        Selma, AL
----------------------------------------------------------------------------------------------------------------------------------
Florida                 Ft. Myers, FL                              Charlotte; Glades; Hendry; Lee; Indian River; Martin; St.
                        Ft. Pierce-Vero Beach-Stuart, FL           Lucie; Okalossa; Walton; Alachua; Bradford; Dixie;
                        Ft. Walton Beach, FL                       Gilchrist; Levy; Union; Allen; Beauregard; Calcasieu;
                        Gainesville, FL                            Cameron; Jefferson Davis; Polk; Collier; Marion; Bay;
                        Lake Charles, FL                           Gulf; Holmes; Washington; Escambia; Santa Rosa; DeSoto;
                        Lakeland-Winter Haven, FL                  Manatee; Sarasota; Calhoun; Franklin; Gadsden; Jackson;
                        Naples, FL                                 Jefferson; Leon; Liberty; Madison;; Taylor; Wakulla;
                        Ocala, FL                                  Grady; Thomas; Citrus; Hardee; Hernando; Highlands; Pasco;
                        Panama City, FL                            Pinellas; and, Hillsborough
                        Pensacola, FL
                        Sarasota-Bradenton, FL

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - BTAS                             COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                        Tallahassee, FL
                        Tampa-St. Petersburg-Clearwater, FL
----------------------------------------------------------------------------------------------------------------------------------
Georgia                 Albany-Tifton, GA                          Jeff Baker; Calhoun; Clay; Colquitt; Decatur; Dougherty;
                        Augusta, GA                                Early; Irwin; Lee; Miller; Mitchell; Randolph; Seminole;
                        Brunswick, GA                              Terrell; Tift; Turner; Worth; Burke; Columbia; Glascock;
                        Columbus, GA                               Jefferson; Jenkins; Lincoln; McDuffie; Richmond;
                        LaGrange, GA                               Taliaferro; Warren; Wilkes; Aiken; Allendale; Barnwell;
                        Savannah, GA                               Edgefield; Glynn; McIntosh; Barbour; Russell;
                        Valdosta, GA                               Chattahoochee; Harris; Marion; Muscogee; Quitman; Schley;
                        Waycross, GA                               Stewart; Sumter; Talbot; Webster; Heard; Troup; Appling;
                                                                   Bryan; Bulloch; Candler; Chatham; Effingham; Emanuel;
                                                                   Evans; Jeff Davis; Liberty; Long; Montgomery; Screven;
                                                                   Tattnall; Toombs; Wayne; Beaufort; Hampton; Jasper; Atkinson;
                                                                   Berrien; Brooks; Clinch; Cook; Echols; Lanier; Lowndes; Bacon;
                                                                   Brantley; Coffee; Pierce; and, Ware.
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                Middlesboro-Harlan, KY                     Bell; Harlan; Letcher; and, Claiborne
----------------------------------------------------------------------------------------------------------------------------------
Louisiana               Alexandria, LA                             Avoyelles; Grant; La Salle; Rapides; Vernon; Winn;
                        Houma-Thibodaux, LA                        Assumption; Lafourche; St. Mary; Terrebonne; Ashley;
                        Monroe, LA                                 Caldwell; Catahoula; East Carroll; Franklin; Madison;
                        Shreveport, LA                             Morehouse; Ouachita; Richland; Tensas; Union; West
                                                                   Carroll; Bienville; Bossier; Caddo; Claiborne; De Soto;
                                                                   Jackson; Lincoln; Natchitoches; Red River; Sabine;
                                                                   Webster; and, Shelby
----------------------------------------------------------------------------------------------------------------------------------
Mississippi             Biloxi-Gulfport-Pascagoula, MS             George; Hancock; Harrison; Jackson; Stone; Lamar; Choctaw;
                        Columbus-Starkville, MS                    Clay; Lowndes; Noxubee; Oktibbeha; Webster; Chicot;
                        Greenville-Greenwood, MS                   Bolivar; Carroll; Issaquena; Leflore; Sharkey; Sunflower;
                        Hattiesburg, MS                            Washington; Covington; Forrest; Greene; Marion; Perry;
                        McComb-Brookhaven, MS                      Amite; Lawrence; Lincoln; Pike; Walthall; Concordia;
                        Natchez, MS                                Adams; Franklin; and, Jefferson
----------------------------------------------------------------------------------------------------------------------------------
North Carolina          Ashville-Hendersonville, NC                Avery; Buncombe; Cherokee; Clay; Graham; Haywood;
                        Burlington, NC                             Henderson; Jackson; McDowell; Macon; Madison; Mitchell;
                        Charlotte-Gastonia, NC                     Swain; Transylvania; Yancey; Alamance; Anson; Cabarrus;
                        Fayetteville-Lumberton, NC                 Cleveland; Gaston; Iredell; Lincoln; Mecklenburg;
                        Goldsboro-Kinston, NC                      Richmond; Rowan; Rutherford; Stanley; Union; Chester;
                        Greensboro-Winston-Salem-Highpoint, NC     Chesterfield; Lancaster; Marlboro; York; Bladen;
                        Hickory-Lenoir-Morganton, NC               Cumberland; Hoke; Moore; Robeson; Sampson; Scotland;
                        Jacksonville, NC                           Duplin; Greene; Lenoir; Wayne; Alleghany; Ashe; Davidson;
                        New Bern, NC                               Davie; Forsyth; Guilford; Montgomery; Randolph;
                        Raleigh-Durham, NC                         Rockingham; Stokes; Surry; Watauga; Wilkes; Yadkin;
                        Roanoke Rapids, NC                         Alexander; Burke; Caldwell; Catawba; Onslow; Carteret;
                        Rocky Mount-Wilson, NC                     Craven; Jones; Bern; Pamlico; Chatam; Durham; Franklin;
                        Wilmington, NC                             Granville; Harnett; Johnston; Lee; Orange; Person; Vance;
                                                                   Wake; Warren; Halifax; Northampton; Edgecombe; Nash;
                                                                   Wilson; Brunswick; Columbus; New Hanover; and, Pender
----------------------------------------------------------------------------------------------------------------------------------
South Carolina          Anderson, SC                               Henry; Madison; Berkeley; Charleston; Colleton;
                        Charleston, SC                             Dorchester; Georgetown; Williamsburg; Fairfield; Kershaw;
                        Columbia, SC                               Lexington; Newberry; Richland; Saluda; Darlington; Dillon;
                        Florence, SC                               Florence; Marion; Polk; Cherokee; Greenville; Laurens;
                        Greenville-Spartanburg, SC                 Pickens; Spartanburg; Union; Greenwood; McCormick; Horry;
                        Greenwood, SC                              Bamberg; Calhoun; Orangeburg; Clarendon; Lee; and, Sumter;
                        Myrtle Beach, SC

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - BTAS                             COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                        Orangeburg, SC
                        Sumter, SC
----------------------------------------------------------------------------------------------------------------------------------
Tennessee               Dyersburg-Union City, TN                   Fulton; Dyer; Lake; Obion; Weakley Carter; Greene;
                        Kingsport, TN-Johnson City, TN-Bristol,    Hawkins; Johnson; Sullivan; Unicoi; Washington; Dickenson;
                        VA/TN                                      Lee; Russell; Scott; Smyth; Wise; Bristol; Norton;
                        Knoxville, TN                              Anderson; Blount; Campbell; Cocke; Cumberland; Grainger;
                                                                   Hamblen; Hancock; Jefferson; Knox; Loudon; McMinn; Monroe;
                                                                   Morgan; Roane; Scott; Sevier; and, Union
----------------------------------------------------------------------------------------------------------------------------------



SBC

Mobile Systems
----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
Arkansas                AR1, AR2, AR3, AR4, AR5, AR6,              Calhoun; Ouachita; Union; Madison; Benton; Washington;
                        AR7, AR8, AR10, AR12                       Franklin; Logan; Scott; Crawford; Sebastian; Boone;
                        Fayetteville, Ft. Smith, Little Rock,      Carroll; Newton; Marion; Searcy; Garland; Hot Spring;
                        Pine Bluff                                 Lawrence; Randolph; Craighead; Greene; Poinsett; Clark;
                                                                   Dallas; Grant; Baxter; Izard; Stone; Independence;
                                                                   Jackson; Sharp; Arkansas; Monroe; Cleburne; Prairie; White;
                                                                   Woodruff; Conway; Perry; Van Buren; Faulkner; Lonoke; Pulaski;
                                                                   Saline; Bradley; Cleveland; Desha; Drew; Lincoln; Jefferson;
                                                                   Pope; Yell; Johnson; Chicot; Mississippi; Cross; Lee; Phillips;
                                                                   Fulton; St.Francis Clay; and Ashley
----------------------------------------------------------------------------------------------------------------------------------
Arizona                 AZ1                                        Mohave
----------------------------------------------------------------------------------------------------------------------------------
California              CA1, CA2, CA3, CA4, CA5, CA6, CA7, CA8,    Glenn; Butte; Del Norte; Humboldt; Madera; Kern; Imperial;
                        CA9, CA10, CA11, CA12                      Fresno; Mariposa; Merced; Tuolumne; Stanislaus; Monterey;
                        Bakersfield, Chico, Fresno, Los Angeles,   San Luis Obispo; Siskiyou; Trinity; Tehama; Shasta;
                        Modesto, Oxnard, Salinas, Redding,         Alpine; Mono; Nevada; Sierra; El Dorado; Lassen; Plumas;
                        Sacramento,                                Amador; Colusa; Placer; Sacramento; Yolo; San Benito;
                        San Diego, San Francisco,                  Lake; Mendocino; Alameda; Contra Costa; Marin; San
                        San Jose, Santa Barbara,                   Francisco; San Mateo; Santa Clara; Santa; Cruz; Sonoma;
                        Santa Cruz, Santa Rosa, Vallejo,           Napa; Solano; Calaveras; San Joaquin; Kings; Tulare;
                        Stockton, Visalia, Yuba City               Sutter; Yuba; Inyo; Los Angeles; Orange; Riverside; San
                                                                   Bernardino; Ventura; Santa Barbara; and San Diego
----------------------------------------------------------------------------------------------------------------------------------
Connecticut             CT1, CT2                                   Hartford; Middlesex; Tolland; Litchfield; New Haven;
                        Bridgeport, Hartford, New Haven, New       Windham; New London; and Fairfield
                        London

----------------------------------------------------------------------------------------------------------------------------------
District of Columbia    Washington                                 District of Columbia
----------------------------------------------------------------------------------------------------------------------------------
Delaware                DE1                                        Kent, Sussex, New Castle
                        Wilmington
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                  HI1                                        Kauai
----------------------------------------------------------------------------------------------------------------------------------
Illinois                IL2, IL4, IL5, IL6, IL7, IL9               McLean; Livingston; De Witt; Logan; Champaign; Ford; Pike;
                        Bloomington, Champaign, Aurora, Chicago,   Kendall; Cook; DuPage; Kane; Lake; McKenry; Will; Grundy;
                        Joliet, Decatur, Kankakee,                 Macon; Moultrie; Effingham; Fayette;

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                        Springfield, St. Louis                     Shelby; Cass; Greene; Morgan; Scott; Iroquois; Kankakee; Bureau;
                                                                   La Salle; Putnam; Marshall; Stark; Mason; Christian; Montgomery;
                                                                   Menard; Sangamon; Clark; Crawford; Edgar; Lawrence;
                                                                   Marion; Adams; Brown; Piatt; Calhoun; Macoupin; Bond;
                                                                   Clinton; Madison; Monroe; and St. Clair
----------------------------------------------------------------------------------------------------------------------------------
Indiana                 IN1, IN3, IN4, IN5, IN6, IN7, IN8, IN9     Lake; Porter; Madison; Henry; Monroe; Greene; Owen;
                        Gary, Anderson, Bloomington,               Lawrence; Orange; Bartholomew; Brown; Jackson; Jennings;
                        Indianapolis, Kokomo, Lafayette,           Putnam; Rush; Decatur; Boone; Hamilton; Hancock;
                        Muncie, Terre Haute, Cincinnati            Hendricks; Johnson; Marion; Morgan; Shelby; Pulaski; Cass;
                                                                   Miami; Howard;  Tipton; White; Carroll; Clinton; Benton;
                                                                   Montgomery; Tippecanoe; Grant; Wabash; Blackford; Jay;
                                                                   Randolph; Delaware; Fayette; Union; Wayne; Parke; Clay;
                                                                   Sullivan; Vermillion;Vigo; Daviess; Knox; Martin; and
                                                                   Dearborn
----------------------------------------------------------------------------------------------------------------------------------
Kansas                  KS5, KS10, KS15                            Cherokee; Johnson; Wyandotte; Atchison; Leavenworth;
                        Kansas City, Lawrence, Topeka, Wichita     Douglas; Allen; Crawford; Doniphan; Jefferson; Osage;
                                                                   Shawnee; Chautauqua; Montgomery; Wilson; Butler; and
                                                                   Sedgwick
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                KY7                                        Boone; Campbell; Kenton; Gallatin; Grant; and Pendleton
                        Cincinnati
----------------------------------------------------------------------------------------------------------------------------------
Louisiana               LA6, LA7, LA8, LA9                         Ascension; E. Baton Rouge; Livingston; W. Baton Rouge;
                        Baton Rouge, Houma, New Orleans            Iberville; St. Helena; Tangipahoa; Lafourche; Terebonne;
                                                                   Assumption; St. Mary; Iberia; St. Charles; St. James; St.
                                                                   John-Baptist; Plaqemines; Jefferson; Orleans; St. Bernard;
                                                                   and St. Tammany
----------------------------------------------------------------------------------------------------------------------------------
Maryland                MD2                                        Anne Arundel; Baltimore City; Baltimore County; Carroll;
                        Baltimore, Washington, Wilmington          Hartford; Howard; Charles; Montgomery; Prince George's;
                                                                   Caroline; and Cecil
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts           MA1, MA2                                   Essex; Middlesex; Norfolk; Plymouth; Suffolk; Barnstable;
                        Boston, Pittsfield, New Bedford,           Dukes; Nantucket; Berkshire; Bristol; Franklin; Hampden;
                        Springfield, Worcester                     Hampshire; and Worcester
----------------------------------------------------------------------------------------------------------------------------------
Michigan                MI5                                        Lapeer; Livingston; Macomb; Oakland; St. Clair; Washtenaw;
                        Detroit, Flint                             Wayne; Genesee; Shiawassee; Lake; Mason; Benzie; Lee
                                                                   Lanau; Manistee; Missaukee; Osceola; and Wexford
----------------------------------------------------------------------------------------------------------------------------------
Missouri                MO7, MO8, MO9, MO10, MO11, MO12, MO13,     Jasper; Newton; Barton; McDonald; Cass; Clay; Jackson;
                        MO14, MO15, MO16, MO18, MO19               Platte; Ray; Johnson; Lafayette; Saline; Bates; Henry;
                        Joplin, Kansas City, St. Joseph,           Vernon; Benton; Morgan; Cooper; Pettis; Andrew; Buchanan;
                        Columbia, Springfield, St. Louis           Pemiscot; Bollinger; Cape Girardeau; Perry; Mississippi;
                                                                   New Madrid; Scott; Boone; Howard; Montgomery; Cole;
                                                                   Miller; Moniteau; Osage; Callaway; Wayne; Butler; Dunklin;
                                                                   Stoddard; Dent; Maries; Phelps; Pulaski; Camden; Dallas;
                                                                   Hickory; Polk; Barry; Dade; Lawrence; Douglas; Stone;
                                                                   Taney; Laclede; Texas; Webster; Wright; Christian; Greene;
                                                                   Gasconade; Crawford; St. Francois; Ste. Genevieve;
                                                                   Washington; Madison; Lincoln; Warren; Franklin; Jefferson;
                                                                   St. Charles; and St. Louis
----------------------------------------------------------------------------------------------------------------------------------
Nevada                  NV1, NV2, NV3, NV4, NV5                    Clark; Esmeralda; Nye; Lincoln; Churchill; Humboldt;
                        Las Vegas, Reno                            Pershing; Elko; Eureka; Lander; Carson City; Douglas;
                                                                   Lyon; Storey; Mineral; and Washoe
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New Hampshire           Boston                                     Rockingham
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
New Jersey              NJ2                                        Warren; Monmouth; Middlesex; Ocean; Atlantic; Cape May;
                        Allentown, Long Branch, New Brunswick,     Burlington; Camden; Goucester; Mercer; Cumberland; and
                        Atlantic City, Philadelphia, Trenton,      Salem
                        Vineland, Wilmington
----------------------------------------------------------------------------------------------------------------------------------
New York                NY1, NY4                                   Erie; Niagara; Seneca; Yates; Livingston; Monroe; Ontario;
                        Buffalo, Rochester, Albany, Glen Falls,    Orleans; Wayne; Albany; Montgomery; Rensselaer; Saratoga;
                        Syracuse, Utica                            Schenactady; Chenango; Schuyler; Warren; Washington;
                                                                   Tompkins; Cayuga; Cortland; Madison; Oneida; Oswego;
                                                                   Herkimer; Onondaga; Jefferson; Lewis; and St. Lawrence
----------------------------------------------------------------------------------------------------------------------------------

Ohio                    OH2, OH3, OH4, OH5, OH6, OH7, OH8, OH10,   Clermont; Hamilton; Warren; Butler; Adams; Brown; Clinton;
                        OH11                                       Highland; Greene; Miami; Montgomery; Preble; Darke; Logan;
                        Cincinnati, Hamilton, Dayton,              Mercer; Shelby; Champaign; Clark; Ashtabula; Carroll;
                        Springfield, Canton, Akron, Cleveland,     Stark; Coshocton; Tuscarawas; Portage; Summit; Cuyahoga;
                        Lorain, Mansfield, Youngstown, Columbus    Geauga; Lake; Medina; Lorain; Holmes; Wayne; Richland;
                                                                   Crawford; Ashland; Columbiana; Erie; Huron; Mahoning;
                                                                   Trumbull; Defiance; Fairfield; Franklin; Madison;
                                                                   Pickaway; Hocking; Union; Fayette; Perry; and Muskingum
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                OK3, OK4, OK6, OK9, OK10                   Ottawa; Le Flore; Sequoyah; Bryan; Atoka; Coal; Pontotoc;
                        Ft. Smith, Oklahoma City, Tulsa            Carter; Johnston; Love; Marshall; Murray; Latimer;
                                                                   Pittsburg; Lincoln; Logan; Garvin; Canadian; Cleveland;
                                                                   McClain; Oklahoma; Kay; Noble; Payne; Washington; Nowata;
                                                                   Haskell; Adair; Cherokee; McIntosh; Muskogee; Pawnee;
                                                                   Craig; Delaware; Hughes; Okmulgee; Creek; Mayes; Osage;
                                                                   Rogers; Tulsa; and Wagoner
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania            PA1, PA3, PA4, PA8, PA11, PA12             Erie; Crawford; Mercer; Carbon; Lehigh; Northampton;
                        Erie, Sharon, Allentown, Harrisburg,       Cumberland; Dauphin; Perry; Juniata; Mifflin; Lebanon;
                        Lancaster, Philadelphia, Reading, State    Lancaster; Bucks; Chester; Delaware; Montgomery;
                        College, Williamsport, York                Philadelphia; Schuylkill; Berks; Centre; Montour;
                                                                   Northumberland; Snyder; Union; Clinton; Sullivan;
                                                                   Lycoming; Adams; and York
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island            RI1                                        Bristol; Kent; Providence; Washington; and Newport
                        Providence
----------------------------------------------------------------------------------------------------------------------------------
Texas                   TX6, TX7, TX9, TX10, TX11, TX15, TX18,     Callahan; Jones; Taylor; Eastland; Potter; Randall;
                        TX19, TX20                                 Collin; Dallas; DeWitt; Ellis; Hood; Johnson; Kaufman;
                        Abilene, Amarillo, Dallas, Killeen,        Parker; Rockwall; Tarrant; Wise; Henderson; Navarro; Van
                        Lubbock, Longview-Marsh, Midland,          Zandt; Cooke; Palo Pinto; Hopkins; Hunt; Erath; Somervell;
                        Odessa, Sherman, Tyler, Waco, Laredo,      Bell; Coryell; Milam; Lampassa; Lubbock; Gregg; Harrison;
                        McAllen, San Antonio, Brownsville,         Panola; Rusk; Camp; Marion; Morris; Upshur; Midland;
                        Corpus Christi                             Ector; Delta; Edwards; Grayson; Fannin; Cass; Anderson;
                                                                   Cherokee; Wood; Smith; Falls; Limestone; Bosque; Hill;
                                                                   McLennan; Jack; Montague; Bee; Refugio; Dimmit; Kinney;
                                                                   Maverick; Val Verde; Zavala; Webb; La Salle; Jim Hogg; Zapata;
                                                                   Hidalgo; Starr; Bexar; Comal; Guadalupe; Bandera; Freestone;
                                                                   Medina; Real; Uvalde; Atascosa; McMullen; Karnes; Wilson;
                                                                   Cameron Willacy; Nueces; San Patricio; Brooks;Duval; Jim
                                                                   Wells; Kenedy; Kleberg; Live Oak; and Aransas
----------------------------------------------------------------------------------------------------------------------------------
Virginia                VA10, VA11, VA12                           Page; Madison; Orange; Fredericksburg City; Spotsylvania;
                        Washington                                 King George; Westmoreland; Caroline; Arlington; Clarke;
                                                                   Fauquier; Frederick; Rappanhannock;

----------------------------------------------------------------------------------------------------------------------------------
STATE                   MARKETS - MSAS AND RSAS                    COUNTIES
----------------------------------------------------------------------------------------------------------------------------------
                                                                   Winchester City; Culpeper; Stafford; Alexandria City; Fairfax;
                                                                   Loudoun; Manassas City; Manassas Park City; Prince William;
                                                                   Fairfax City; Falls Church City; Shenandoah; Warren; Accomoack;
                                                                   Mathews; Northampton; Louisa; Essex; King and Queen; King
                                                                   William; Lancaster; Middlesex; Northumberland; and Richmond
----------------------------------------------------------------------------------------------------------------------------------
West Virginia           WV4                                        Grant; Hampshire; Berkeley; Morgan; Hardy; Pendleton; and
                                                                   Jefferson
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin               WI9                                        Kenosha; Fond du Lac; Rock; Walworth; Dane; Columbia;
                        Kenosha, Janesville, Madison, Milwaukee,   Milwaukee; Ozaukee; Washington; Waukesha; Racine; Dodge;
                        Racine, Sheboygan                          Jefferson; and Sheboygan
----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT "B"


                                RELEASE AGREEMENT

                  For and in consideration of payment of the amounts described in Section 3 of the Agreement entered into on ___ day of ________, 2001, between Mark L. Feidler ("Executive") and BellSouth Corporation ("Company"), upon Executive's termination of employment under circumstances described in Sections 3(a) or 3(b) of such Agreement, Executive does hereby, for himself, his heirs, executors, administrators, and assigns, release and forever discharge Company, its affiliated and associated companies, and any employee, officer, director, representative, agent, successor or assign of Company, and all persons acting by, through and under or in concert with any of them (both in their personal and official capacities), from any and all claims, demands, actions, causes of action, remedies, suits, obligations, damages, losses, costs and expenses, of whatever kind or nature, whether under common law, state law, federal law or otherwise, including without limitation the Age Discrimination in Employment Act of 1967, as amended, through the date of this Release Agreement, including without limitation those arising from or in connection with the terms and conditions of Executive's employment with Company, and affiliated and associated companies, or the termination of Executive's employment; provided that this Agreement shall not release any rights Executive may have to indemnification under the bylaws or agreements of Company or any affiliate or associate of Company, any rights Executive may have to directors and officers liability insurance coverage, or any rights Executive may have to benefits in the ordinary course under the Company's benefit plans. This release is not intended to affect benefits to which Executive may be entitled under any pension, savings, health, welfare or other benefit plan in which Executive is a participant.

                  Executive covenants and agrees not to make or file any claim, demand or cause of action or seek any remedy of whatever nature, whether under common law, state law, federal law or otherwise, including without limitation the Age Discrimination in Employment Act of 1967, as amended, arising from or in connection with the matters discharged and waived above.

                  Executive has been advised to consult with an attorney, acknowledges having had ample opportunity to do so, and fully understands the binding effect of this Release Agreement. Executive acknowledges that a copy of this Release Agreement was provided to him on , for review and consideration for up to twenty-two (22) days. Executive understands that this release may be revoked by him within seven (7) days from the day of execution of this Release Agreement.

                  Executive agrees that this Release Agreement shall be construed under and governed by the laws of the State of Georgia.

         Therefore, Executive now states that the only consideration for his signing this Release Agreement is that described above; that no other promises or agreements of any kind or nature have been made to, or with, him by Company or its agents to cause him to sign this Release Agreement, and that Executive fully understands the meaning and intent of this instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative, and Executive has executed this Agreement, as of this _____ day of ________________, ______.




COMPANY:                                     MARK L. FEIDLER:


----------------------------------           ---------------------------------
(Signature)                                  (Signature)

----------------------------------
(Name)

----------------------------------
(Title)


                                      B-2